SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C.  20549

                           ----------------------

                                  FORM 8-K

                               CURRENT REPORT
                    Pursuant to Section 13 OR 15(d) of the
                     Securities and Exchange Act of 1934

Date of Report:  November 20, 2002
(Date of earliest event reported):  (November 19, 2002)

                            ADVANTE-E CORPORATION

                          ------------------------
            (Exact name of registrant as specified in its charter)


     Delaware                           0-30983           88-0339012
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(State or other jurisdiction       (Commission File    (I.R.S. Employer
of incorporation or organization)    Number)           Identification No.)


2680 Indian Ripple Rd., Dayton, OH                      45440
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  937-429-4288

                      1619 Mardon Dr., Dayton, OH  45432
                (Former address which changed since last report)


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURES.

On November 19, 2002, Advant-e Corporation (the "Company") issued a press release announcing that the Company was delaying the filing of the 10-QSB for the period ending September 30, 2002. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number          Description                        Method of Filing
--------------   -------------------------------------    -----------------
99.1             Press Release dated November 19, 2002     Filed Herewith




                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Advant-e Corporation
                                      --------------------------------------
                                      (Registrant)


November 20, 2002                     By:  /s/ Jason K. Wadzinski


                                      ---------------------------------------
                                      Jason K. Wadzinski
                                      Chief Executive Officer


Company Press Release
Tuesday November 19, 2002

      Advant-e Corporation Announces Delay in Filing Q3 2002 Results

DAYTON, Ohio, Nov. 19 -- Advant-e Corporation (OTC Bulletin Board: AVEE -
News), a provider of business-to-business electronic commerce internet-based solutions and software, today announced that it is delaying filing of its third quarter results with the SEC.

On October 30, 2002, the company received a letter from the SEC containing comments about previous filings with the SEC with a request for clarification. After receiving guidance from the SEC, the Company has determined that matters relating to convertible notes and warrants issued in 2001 and 2002 and consulting services rendered in 2000 may require the Company to apply non-cash charges against earnings in the third quarter of 2002 and potentially previous quarters.

The Company is researching these issues and will file its third quarter results of 2002 as soon as possible.

About Advant-e Corporation

Advant-e, via its wholly owned and sole operating subsidiary Edict Systems, Inc., is a provider of Business-to-Business electronic commerce software and Internet-based applications specializing in Electronic Data Interchange (EDI) and XML-based solutions for recurring transactions. Advant-e specializes in horizontal transaction services via EnterpriseECr, an Internet-based Electronic Business Transaction Network, and within specific vertical industries via web-based "vortals" including www.GroceryEC.com, www.RetailEC.com, www.CPGSupplier.com, www.LogisticsEC.com, and www.MfgEC.com.

In addition to Internet and web-based e-commerce solutions, Edict Systems also provides e-commerce integration and bar coding applications via its FORMULA_ONEr translation software and Bar Code Label Modules. Additional information about Advant-e Corporation can be found at www.Advant-e.com and www.edictsystems.com or by contacting investor relations at (937) 429-4288. The company's email is info@edictsystems.com.



The information in this news release includes certain forward looking statements that are based upon assumptions that in the future may prove not to have been accurate and are subject to significant risks and uncertainties, including statements to the future financial performance of the company. Although the company believes that the expectations reflected in its forward looking statements are reasonable, it can give no assurance that such expectations or any of its forward-looking statements will prove to be correct. Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, product development and acceptance, the impact of competitive services and pricing, or general economic risks and uncertainties.